UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a‑12

ACCURAY INCORPORATED
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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+ Accuray Incorporated Online   Go to www.investorvote.com/ARAY or scan the   QR code — login details are located in the   shaded bar below.   Votes submitted electronically must be received   by 11:59 P.M., Eastern Time, The Day Prior of the Stockholder Meeting Date.   Accuray Incorporated   Important Notice Regarding the Availability of Proxy Materials for the   Accuray Incorporated Annual Meeting of Stockholders to be Held on November 15, 2019   Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!   This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2019 Proxy Statement (the “Proxy Statement”), the Annual Report for the year ended June 30, 2019 (which is not deemed to be part of the official proxy soliciting materials) (the “Annual Report”) and any amendments to the foregoing materials that are required to be furnished to stockholders (together   with the Proxy Statement and the Annual Report, the “Proxy Materials”) are available at:   www.investorvote.com/ARAY   Easy Online Access — View your proxy materials and vote.   Step 1: Go to www.investorvote.com/ARAY.   Step 2: Click on the icon on the right to view meeting materials.   Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.   Step 4: Make your selections as instructed on each screen for your delivery preferences.   Step 5: Vote your shares.   When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.   Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request   one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the   reverse side on or before November 1, 2019 to facilitate timely delivery.   2NOT   +   034EGB

Accuray Incorporated 2019 Annual Meeting Voting Items    The 2019 Annual Meeting of Stockholders of Accuray Incorporated will be held on Friday, November 15, 2019 at 9 am PST at Accuray’s corporate offices located at 1310 Chesapeake Terrace, Sunnyvale CA 94089.    Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.    The Board of Directors recommends a vote FOR the election of each of the director nominees in Proposal 1, FOR Proposal 2, and FOR Proposal 3:    1. To elect two Class I directors named in the proxy statement to hold office until our 2022 Annual Meeting of Stockholders, or until their respective successors have been duly elected or appointed;    2. Advisory vote to approve the compensation of our named executive officers;    3. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2020; and    4. To transact any other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or any adjournment or postponement of the meeting.    PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.    Directions to Accuray Incorporated 2019 Annual Meeting    Directions to the Accuray Incorporated 2019 Annual    Meeting are available on our website, www.accuray.com.    Here’s how to order a copy of the proxy materials and select delivery preferences:    Current and future delivery requests can be submitted using the options below.    If you request an email copy, you will receive an email with a link to the current meeting materials.    PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.    —    Internet – Go to www.investorvote.com/ARAY.    —    Phone – Call us free of charge at 1-866-641-4276.    —    Email – Send an email to investorvote@computershare.com with “Proxy Materials Accuray Incorporated” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.    To facilitate timely delivery, requests for a paper copy of proxy materials must be received by November 1, 2019.